                                                          Draft of June 27, 1997

                               3,500,000 Shares

                        Peritus Software Services, Inc.

                                  Common Stock

                             Underwriting Agreement
                         dated __________________, 1997

                               TABLE OF CONTENTS


Section 1.  Representations and Warranties.  .........................................................   2
 A.  Representations and Warranties of the Company and the Selling Shareholders.......................   2
 B.  Representations and Warranties of the Selling Shareholders.......................................   9
 C.  Representations and Warranties of Certain Selling Shareholders...................................  11
Section 2.  Purchase, Sale and Delivery of the Common Shares..........................................  11
Section 3.  Additional Covenants......................................................................  14
 A. Covenants of the Company..........................................................................  14
 B. Covenants of the Selling Shareholders.............................................................  17
Section 4.  Payment of Expenses.......................................................................  17
Section 5.  Conditions of the Obligations of the Underwriters.........................................  18
Section 6.  Reimbursement of Underwriters' Expenses...................................................  22
Section 7.  Effectiveness of this Agreement...........................................................  22
Section 8.  Indemnification...........................................................................  22
Section 9.  Contribution..............................................................................  26
Section 10.  Default of One or More of the Several Underwriters.......................................  27
Section 11.  Termination of this Agreement............................................................  28
Section 12.  Representations and Indemnities to Survive Delivery......................................  29
Section 13.  Notices..................................................................................  29
Section 14.  Successors...............................................................................  30
Section 15.  Partial Unenforceability.................................................................  30
Section 16.  Governing Law Provisions.................................................................  30
Section 17.  Failure of One or More of the Selling Shareholders to Sell and Deliver Common Shares.....  31
Section 18.  General Provisions.......................................................................  31


                           Underwriting Agreement
                                                                          [Date]



MONTGOMERY SECURITIES
WESSELS, ARNOLD & HENDERSON, L.L.C.
H.C. WAINWRIGHT & CO., INC.

As Representatives  of the several Underwriters
c/o MONTGOMERY SECURITIES
600 Montgomery Street
San Francisco, California  94111

Ladies and Gentlemen:

     Introductory. Peritus Software Services, Inc., a Massachusetts corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule A (the "Underwriters") an aggregate of 2,800,000 shares of its Common
----------
Stock, par value $.01 per share (the "Common Stock"); and certain of the shareholders of the Company named in Schedule B (the "Primary Selling
                                     ----------
Shareholders") propose to sell to the Underwriters an aggregate of 700,000 shares of Common Stock, with each Primary Selling Shareholder selling up to the amount set forth opposite such Primary Selling Shareholder's name in Schedule B
                                                                     ----------
under the column entitled "Primary Shares to be Sold." The 2,800,000 shares of Common Stock to be sold by the Company and the 700,000 shares of Common Stock to be sold by the Primary Selling Shareholders are collectively called the "Firm Common Shares." In addition, the Selling Shareholders named in Schedule B
                                                               ----------
(collectively, together with the Primary Selling Shareholders, the "Selling Shareholders") have severally granted to the Underwriters an option to purchase up to an additional 525,000 shares (the "Optional Common Shares") of Common Stock, as provided in Section 2, with each Selling Shareholder selling up to the amount set forth opposite such Selling Shareholder's name in Schedule B under
                                                             ----------
the column entitled "Secondary Shares to be Sold." The Firm Common Shares and, if and to the extent such option is exercised, the Optional Common Shares are collectively called the "Common Shares." Montgomery Securities, Wessels, Arnold & Henderson, L.L.C. and H.C. Wainwright & Co., Inc. have agreed to act as representative of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and sale of the Common Shares.

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-27087), which contains a form of prospectus to be used in connection with the public offering and sale of the Common Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933 and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act, is called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement," and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Common Shares, is called the "Prospectus"; provided, however, if the Company has, with the consent of Montgomery Securities, elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's prospectus subject to completion (each, a "preliminary prospectus") dated June 4, 1997 (such preliminary prospectus is called the "Rule 434 preliminary prospectus"), together the applicable term sheet (the "Term Sheet") prepared and filed by the Company with the Commission under Rules 434 and 424(b) under the Securities Act and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

     The Company and each of the Selling Shareholders hereby confirm their respective agreements with the Underwriters as follows:

     Section 1.  Representations and Warranties.

     A. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to each Underwriter as follows:

     (a) Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

     Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Common Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times up to and at the First Closing Date (as defined below) or the Second Closing Date (as defined below), as the case may be, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times up to and at the First Closing Date or the Second Closing Date, as the case may be, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

     (b) Offering Materials Furnished to Underwriters. The Company has delivered to each of the Representatives one complete manually signed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

     (c) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Common Shares, any offering material in connection with the offering and sale of the Common Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

     (d) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against it in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (e) Authorization of the Common Shares. The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement, and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

     (f) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

     (g) No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the financial condition, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

     (h) Independent Accountants. Price Waterhouse LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act.

     (i) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Prospectus Summary--Summary Consolidated Financial Data," "Selected Consolidated Financial Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement.

     (j) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. Except (i) as otherwise disclosed in the Prospectus, (ii) for security interests held by Fleet National Bank and Massachusetts Capital Resource Company and (iii) that the Company has a 99.8% equity interest in Peritus Software Services (India) Private Limited, all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement.

     (k) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants described in the Prospectus). The Common Stock (including the Common Shares) conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock (including the shares of Common Stock owned by Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus and other than those rights that terminate upon consummation of the Company's initial public offering or upon payment in full of the Secured Subordinated Note due June 30, 2002 issued by the Company to Massachusetts Capital Resource Company (the "MCRC Note"). The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

     (l) Stock Exchange Listing. The Common Shares have been approved for listing on the Nasdaq National Market, subject only to official notice of issuance.

     (m) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the MCRC Note or the related purchase and security agreements and the Revolving Credit Facility with Fleet National Bank), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by the by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other part to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law or administrative regulation applicable to the Company or any subsidiary or any administrative or court decree specifically naming the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, except such as have been obtained or made by the Company and are in full force and effect and except for such additional steps as may be required under the Securities Act, applicable state securities or blue sky laws and the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD") and the Nasdaq National Market.

     (n) No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened (i) against the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters against the Company or its subsidiaries, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is threatened or imminent.

     (o) Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change. The Company has duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the "PTO") and applicable foreign and international patent authorities all patent applications described or referred to in the Prospectus, and believes it has complied with the PTO's duty of candor and disclosure for each of the United States patent and patent applications described or referred to in the Prospectus; the Company is unaware of any facts which would preclude the grant of a patent from each of the patent applications described or referred to in the Prospectus; and the Company has no knowledge of any facts which would preclude it from having clear title to its patent applications referenced in the Registration Statement. Except as disclosed in the Prospectus, the Company is not aware of the granting of any patents to third parties or the filing of patent applications by third parties or any other rights of third parties to any of the Intellectual Property Rights.

     (p) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary, to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or noncompliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

     (q) Title to Properties. Except as described in the Prospectus, the Company and each of its subsidiaries has good and valid title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(A)(i) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company, or such subsidiary.

     (r) Tax law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for assessments, fines or penalties contested in good faith for which adequate reserves have been provided to the extent required by generally accepted accounting principles. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(A)(i) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

     (s) Company Not an "Investment Company." The Company is not, and after receipt of payment for the Common Shares will not be, an "investment company" within the meaning of Investment Company Act of 1940 as amended (the "Investment Company Act"), and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

     (t) Insurance. Each of the Company and its subsidiaries are insured by financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction and acts of vandalism. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or
(ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

     (u) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

     (v) Related Party Transactions. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

     (w) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law.

     (x) Company's Accounting System. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (y) ERISA Compliance. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended. and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur during the 18-month period beginning on the date hereof any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 (a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

     Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

     B. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder severally represents, warrants and covenants to each Underwriter as follows:

     (a) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable against it in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (b) The Custody Agreement and Power of Attorney. Each of the (i) Custody Agreement signed by such Selling Shareholder and appointing Peritus Software Services, Inc., as custodian (the "Custodian"), relating to the deposit of the Common Shares to be sold by such Selling Shareholder (the "Custody Agreement") and (ii) Power of Attorney appointing certain individuals named therein as such Selling Shareholder's attorneys-in-fact (each, an "Attorney-in-Fact") to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (the "Power of Attorney"), of such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable against it in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (c) Title to Common Shares to be Sold; All Authorizations Obtained. Such Selling Shareholder has, and on the First Closing Date and the Second Closing Date will have, good and valid title to all of the Common Shares which may be sold by such Selling Shareholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law and under its charter or by-laws, partnership agreement, trust agreement or other organizational documents to enter into this Agreement and its Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Common Shares which may be sold by such Selling Shareholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

     (d) Delivery of the Common Shares to be Sold. Delivery of the Common Shares which are sold by such Selling Shareholder pursuant to this Agreement will pass good and valid title to such Common Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim.

     (e) Non-Contravention; No Further Authorizations or Approvals Required.
The execution and delivery by such Selling Shareholder of this Agreement, the Custody Agreement and the Power of Attorney, and the performance by such Selling Shareholder of the transactions contemplated hereby and thereby, will not contravene or conflict with, result in a breach of, or constitute a Default under, or require the consent of any other party to, the charter or by-laws, partnership agreement, trust agreement or other organizational documents of such Selling Shareholder or any other agreement or instrument to which such Selling Shareholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of law or regulation applicable to such Selling Shareholder or any judgment, order or decree specifically naming such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by such Selling Shareholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect and except for such additional steps as may be required under the Securities Act, applicable state securities or blue sky laws, and the rules and regulations of the NASD and the Nasdaq National Market.

     (f) No Registration or Other Similar Rights. Such Selling Shareholder does not have any registration or other similar rights to have any additional equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in the Prospectus under "Shares Eligible for Future Sale."

     (g) No Further Consents, etc. Except for the (i) exercise by such Selling Shareholder of certain registration rights pursuant to the Registration Rights Agreement dated as of March 15, 1996 (which registration rights have been duly exercised pursuant thereto), (ii) consent of such Selling Shareholder to the respective number of Common Shares to be sold by all of the Selling Shareholders pursuant to this Agreement and (iii) waiver by certain other holders of Common Stock of certain registration rights pursuant to such Registration Rights Agreement, no consent, approval or waiver is required under any instrument or agreement to which such Selling Shareholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale, or purchase by the Underwriters of any of the Common Shares which may be sold by such Selling Shareholder under this Agreement or the consummation by such Selling Shareholder of any of the other transactions contemplated hereby.

     (h) Disclosure Made Such Selling Shareholder in the Prospectus. All information furnished by or on behalf of such Selling Shareholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date and the Second Closing Date will be, true, correct and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information, in light of the circumstances in which it was made, not misleading. Such Selling Shareholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Shareholder's name in the Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Common Shares).

     (i) No Price Stabilization or Manipulation. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

     Any certificate signed by or on behalf of any Selling Shareholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

     C. Representations and Warranties of Certain Selling Shareholders. In addition to the representations, warranties and covenants set forth in Section 1(B), each of the Selling Shareholders indicated with an asterisk on Schedule B
                                                                     ----------
(the "Significant Shareholders") hereby represents, warrants and covenants to each Underwriter as follows:

     Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times up to and at the First Closing Date or the Second Closing Date, as the case may be, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times up to and at the First Closing Date or the Second Closing Date, as the case may be, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

     Section 2.  Purchase, Sale and Delivery of the Common Shares.

     The Firm Common Shares. Upon the terms herein set forth, (i) the Company agrees to issue and sell to the several Underwriters an aggregate of 2,800,000 Firm Common Shares and (ii) the Primary Selling Shareholders agree to sell to the several Underwriters an aggregate of 700,000 Firm Common Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Primary Selling Shareholders the respective number of Firm Common Shares set forth opposite their names on Schedule A. The purchase price per Firm Common Share to
                        ----------
be paid by the several Underwriters to the Company and the Primary Selling Shareholders shall be $[__________] per share.

     The First Closing Date. Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Montgomery Securities, 600 Montgomery Street, San Francisco, California (or such other place as may be agreed to by the Company and the Representatives) at 6:00 a.m. San Francisco time, on [__________], or such other time and date not later than 10:30 a.m. San Francisco time , on [________] as the Representatives shall designate by notice to the Company (the time and date of such closing are called the "First Closing Date"). The Company and the Primary Selling Shareholders hereby acknowledge that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company, the Primary Selling Shareholders or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 10.

     The Optional Common Shares; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Selling Shareholders hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 525,000 Optional Common
Shares from the Selling Shareholders at the purchase price per share to be paid by the Underwriters for the Firm Common Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Representatives to the Selling Shareholders (with a copy to the Company), which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Common Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Common Shares and the Optional Common Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Common Shares are to be purchased, (a) each Underwriter agrees, severally and not jointly, to purchase the number of Optional Common Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Common Shares to be purchased as the number of Firm Common Shares set forth on Schedule A opposite the name of such Underwriter
                           ----------
bears to the total number of Firm Common Shares, (b) each Selling Shareholder agrees, severally and not jointly, to sell up to the number of Optional Common Shares set forth in Schedule B opposite the name of such Selling Shareholder and
                    ----------
(c) the Underwriters and Selling Shareholders agree that if any Optional Common Shares are to be purchased, the Optional Common Shares to be sold by Bull HN Information Systems Inc. ("Bull") shall be purchased first and if after all such Optional Common Shares have been purchased, additional Optional Common Shares are to be purchased ("Additional Optional Common Shares"), the remaining Selling Shareholders shall sell the number of Optional Common Shares (subject to adjustments to eliminate fractional shares as the

Representative may determine) that bears the same proportion to the total number of Additional Optional Common Shares to be sold as the number of Optional Common Shares set forth in Schedule B opposite the name of such remaining Selling
                    ----------
Shareholder bears to the total number of Additional Optional Common Shares. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Selling Shareholders.

     Public Offering of the Common Shares. The Representatives hereby advise the Company and the Selling Shareholders that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Common Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

     Payment for the Common Shares. Payment for the Common Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Company. Payment for the Common Shares to be sold by the Selling Shareholders shall be made at the First Closing Date and, if applicable, at the Second Closing Date, by wire transfer of immediately available funds to the order of the Custodian.

     It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Common Shares and any Optional Common Shares the Underwriters have agreed to purchase. Montgomery Securities, individually and not as a Representative of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

     The Company hereby agrees that it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Common Shares to be sold by the Selling Shareholders, to the several Underwriters, or otherwise in connection with the performance of the Selling Shareholders obligations hereunder.

     Delivery of the Common Shares. The Company and the Primary Selling Shareholders shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates for the Firm Common Shares to be sold by them at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Selling Shareholders shall also deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates for the Optional Common Shares the Underwriters have agreed to purchase at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Common Shares shall be in definitive form and registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the First Closing Date (or the Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location in New York City as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

     Delivery of Prospectus to the Underwriters. Not later than 12:00 p.m. Eastern Standard Time on the second business day following the date the Common Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representatives shall request.

     Section 3.  Additional Covenants.

     A. Covenants of the Company. The Company further covenants and agrees with each Underwriter as follows:

     (a) Representatives' Review of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus, the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives reasonably object.

     (b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Representatives in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time, and date that any post-effective amendment to the Registration Statement becomes effective and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

     (c) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to Section 3(A)(a) hereof), file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

     (d) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representatives, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto as the Representatives may reasonably request.

     (e) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions reasonably designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

     (f) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Common Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

     (g) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

     (h) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) covering the twelve-month period ending June 30, 1998 satisfies the provisions of Section 11(a) of the Securities Act.

     (i) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (the "Exchange Act"). Additionally, the Company shall file with the Commission all reports on Form SR as may be required under Rule 463 under the Securities Act.

     (j) Agreement Not To Offer or Sell Additional Securities. During the period of 180 days following the date of the Prospectus, the Company will not, without the prior written consent of Montgomery Securities (which consent may be withheld at the sole discretion of Montgomery Securities), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Common Shares); provided, however, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of outstanding warrants or options pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus; and provided further, however, that the Company may file (a) at any time, Registration Statements on Form S-8 relating to shares of Common Stock issuable under the Company's 1997 Employee Stock Purchase Plan and 1997 Director Stock Option Plan and (b) at any time after the period of 90 days commencing on the effective date of the Registration Statement, Registration Statements on Form S-8 relating to shares of Common Stock issuable under the Company's 1992 Long-Term Incentive Plan and 1997 Stock Incentive Plan.

     (k) Future Reports to the Representatives. During the period of five years after the date hereof the Company will furnish to the Representatives at Two International Place, Boston, MA 02110 Attention: M. Benjamin Howe: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on From 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

     B. Covenants of the Selling Shareholders. Each Selling Shareholder further covenants and agrees with each Underwriter:

     (a) Agreement Not to Offer or Sell Additional Securities. Such Selling Shareholder will not, without the prior written consent of Montgomery Securities (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any shares of Common Stock (other than the Common Shares offered hereby), options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the Prospectus. Notwithstanding the foregoing, such Selling Shareholder does not need to obtain the prior written consent of Montgomery Securities to transfer any securities (i) by gift, will or intestacy, (ii) as a distribution, without receipt of consideration, to limited partners or shareholders of such Selling Shareholder, (iii) in the event such Selling Shareholder is an individual, to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Agreement and there shall be no further transfer of such securities except in accordance with this
Section 3B(a).

     (b) Delivery of Forms W-8 and W-9. To deliver to the Representatives prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States Person).

     Montgomery Securities, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company or any Selling Shareholder or any one or more of the foregoing covenants or extend the time for their performance.

     Section 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representatives, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions,
(vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Common Shares, (viii) the fees and expenses associated with listing the Common Shares on the Nasdaq National Market, and (ix) all other fees, costs and expenses referred to in Part II of the Registration Statement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

     The Company further agrees with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of the obligations of the Selling Shareholders under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of counsel and other advisors for such Selling Shareholders,
(ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Common Shares to be sold by such Selling Shareholders to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian under the provisions of Section 2 of this Agreement). To the extent, if at all, that any Selling Shareholder engages special legal counsel to represent it in connection with the offering contemplated by this Agreement, the fees and expenses of such counsel shall be borne by such Selling Shareholder.

     This Section 4 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Shareholders, on the other hand.

     Section 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Common Shares as provided herein on the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Common Shares, as of the Second Closing Date as though then made, to the timely performance by the Company and the Selling Shareholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

     (a) Accountants' Comfort Letter. On the date hereof, the Representatives shall have received from Price Waterhouse LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Representatives shall have received an additional four conformed copies of such accountants' letter for each of the several Underwriters).

     (b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date:

         (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representatives' consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424(b);

         (ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

         (iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

     (c) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date:

         (i) in the judgment of the Representatives there shall not have occurred any Material Adverse Change; and

         (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

     (d) Opinions of Counsel for the Company. On each of the First Closing Date and the Second Closing Date the Representatives shall have received the opinion of Hale and Dorr LLP, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A (and the Representatives shall have
                                 ---------
received an additional four conformed copies of such counsel's legal opinion for each of the several Underwriters). On each of the First Closing Date and the Second Closing Date the Representatives shall have received the opinion of
Uria & Menendez counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit D (and the Representatives shall have
                             ---------
received an additional four conformed copies of such counsel's legal opinion for each of the several Underwriters). On each of the First Closing Date and the Second Closing Date the Representatives shall have received the opinion of
P.M. Vasudev counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit E (and the Representatives shall have
                             ---------
received an additional four conformed
copies of such counsel's legal opinion for each of the several Underwriters). On each of the First Closing Date and the Second Closing Date the Representatives shall have received the favorable opinion of Hale and Dorr LLP and Perkins, Smith & Cohen, LLP, patent counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit F (and the Representatives
                                       ---------
shall have received an additional four conformed copies of such counsel's legal opinion for each of the several Underwriters).

     (e) Opinion of Counsel for the Underwriters. On each of the First Closing Date and the Second Closing Date the Representatives shall have received such opinion or opinions of Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, with respect to the incorporation of the Company, the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, the validity of the Common Shares, the Registration Statement and the Prospectus and other related matters as the Underwriters may reasonably require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they may reasonably request for the purpose of enabling them to pass upon such matters (and the Representatives shall have received an additional four conformed copies of such counsel's legal opinion for each of the several Underwriters).

     (f) Officer's Certificate. On each of the First Closing Date and the Second Closing Date the Representatives shall have received a written certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect set forth in subsections (b)(ii) and (c)(ii) of this Section 5, and further to the effect that:

         (i) for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

         (ii) the representations, warranties and covenants of the Company set forth in Section 1 (A) of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

         (iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

     (g) Bring-down Comfort Letter. On each of the First Closing Date and the Second Closing Date the Representatives shall have received from Price Waterhouse LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be (and the Representatives shall have received an additional four conformed copies of such accountants' letter for each of the several Underwriters).

     (h) Opinion of Counsel for the Selling Shareholders. On each of the First Closing Date and the Second Closing Date the Representatives shall have received opinions of Hale and Dorr, LLP, counsel for the Selling Shareholders other than Bull, and of Thomas J. Gallagher, counsel for Bull, each dated as of such Closing Date, the form of which is attached as Exhibit B (and the
                                                       ---------
Representatives shall have received an additional four conformed copies of such counsels' legal opinions for each of the several Underwriters).

     (i) Selling Shareholders' Certificate. On each of the First Closing Date and the Second Closing Date the Representatives shall have received a written certificate executed by the Attorney-in-Fact of each Selling Shareholder, dated as of such Closing Date, to the effect that:

         (i) the representations, warranties and covenants of such Selling Shareholder set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made by such Selling Shareholder on and as of such Closing Date; and

         (ii) such Selling Shareholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

     (j) Selling Shareholders' Documents. On the date hereof, the Company and the Selling Shareholders shall have furnished to the Representatives copies of the Powers of Attorney and Custody Agreements executed by each of the Selling Shareholders and such further information, certificates and documents as the Representatives may reasonably request.

     (k) Lock-Up Agreement from Certain Shareholders of the Company Other
Than Selling Shareholders. On the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit C hereto from each
                                                   ---------
director, officer and each beneficial owner (other than those individuals listed on Schedule C hereto) of at least 10,000 shares of Common Stock (as defined and
   ----------
determined according to Rule 13d-3 under the Exchange Act, except that a one hundred eighty day period shall be used rather than the sixty day period set forth therein), and such agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date.

     (l) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Common Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

     If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company and the Selling Shareholders at any time on or prior to the First Closing Date and, with respect to the Optional Common Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4,

Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

     Section 6. Reimbursement of Underwriters' Expenses'.  If this
Agreement is terminated by the Representatives pursuant to Section 5, Section 7,
Section 10, Section 11 or Section 17, or if the sale to the Underwriters of the Common Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Shareholders to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

     Section 7. Effectiveness of this Agreement.

     This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Representatives of the effectiveness of the Registration Statement under the Securities Act.

     Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company or the Selling Shareholders to any Underwriter, except that the Company and the Selling Shareholders shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof, (b) of any Underwriter to the Company or the Selling Shareholders, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

     Section 8. Indemnification.

     (a) Indemnification of the Underwriters. Each of the Company and each of the Selling Shareholders, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by Montgomery Securities) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company and the Selling Shareholders by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Common Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expanse. The indemnity agreement set forth in this Section 8(a) with respect to Bull, Adarsh K. Arora and Andrea
C. Campbell shall apply only to the extent that any such loss, claim, damage, liability or expense arises out or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or amendment or supplement thereto). The Underwriters and Bull hereby acknowledge that the only written information that Bull has furnished to the Underwriters expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements in the seventeenth paragraph under "Management-Executive Officers and Directors," the first, second and third (except the second sentence thereof) paragraphs under "Certain Transactions," and footnote 8 of the "Principal and Selling Stockholders" table. Notwithstanding the foregoing, the aggregate liability of any Selling Shareholder pursuant to the provisions of this Section 8(a) shall be limited to an amount equal to the net proceeds received by such Selling Shareholder from the Underwriters in the offering contemplated by this Agreement. Payment shall not be required from a Selling Shareholder pursuant to this Section 8 until demand for payment has been made by the Underwriters first upon the Company and such payment is not made by the Company within 90 days of such demand; provided, however, that this provision shall not apply to any Selling Shareholder in the event and to the extent the demand for payment relates to any loss, claim, damage, liability or expense arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or amendment or supplement thereto). The indemnity agreement set forth in this
Section 8(a) shall be in addition to any liabilities that the Company and the Selling Shareholders may otherwise have.

     (b) Indemnification of the Company, its Directors and Officers and the Selling Shareholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Shareholders and each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, Selling Shareholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement if effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registrant Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company and the Selling Shareholders by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Shareholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Shareholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and each of the Selling Shareholders, hereby acknowledges that the only written information that the Underwriters have furnished to the Company and the Selling Shareholders expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth (A) in the last paragraph of the cover page of the Prospectus, (B) in the last paragraph on the inside front cover page of the Prospectus and (C) in the table in the first paragraph and in the second, sixth, seventh and eighth paragraphs under the caption "Underwriting" in the Prospectus; and the Underwriters confirm that such statements are correct. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

     (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defense available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Montgomery Securities in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

     (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement of judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     Section 9. Contribution.  If the indemnification provided for in
Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Common Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the statement or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Common Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Common Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate initial public offering price of the Common Shares as set froth on such cover. The relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representations or warranty relates to information supplied by the Company or the Selling Shareholders, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement of omission.

     The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

     The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

     Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public and (ii) no Selling Shareholder shall be required to contribute any amount in excess of the net proceeds received by such Selling Shareholder from the Underwriters in the offering contemplated by this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each
                                                               ---------
officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

     Section 10. Default of One or More of the Several Underwriters.  If,
on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Common Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Common Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Common Shares set forth opposite their respective names on Schedule A
                                                                   ----------
bears to the aggregate number of Firm Common Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Common Shares and the aggregate number of Common Shares with respect to which such default occurs exceeds 10% of the aggregate number of Common Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Common Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6, Section 8 and
Section 9 shall at all times be effective and shall survive such termination.
In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

     As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
10.  Any action taken under this

Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     Section 11. Termination of this Agreement. Prior to the First Closing Date this Agreement may be terminated by the Representatives by notice given to the Company and the Selling Shareholders if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in the United States' or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities;
(iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company or the Selling Shareholders to any Underwriter, except that the Company and the Selling Shareholder shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 4 and 6 hereof, (b) any Underwriter to the Company or any Selling Shareholder, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

     Section 12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Selling Shareholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, or the Selling Shareholders, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

     Notwithstanding any other provision of this Agreement, this Agreement shall terminate as to Adarsh K. Arora (the "Option Selling Stockholder"), and such Option Selling Stockholder shall have no further obligations hereunder, if the over-allotment option granted under Section 2 hereof is not exercised in accordance with such Section. Any such termination shall be without liability of the Option Selling Stockholder to the Underwriters and without liability of the Underwriters to the Option Selling Stockholder; provided, however, that in the event of any such termination, the Option Selling Stockholder agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Option Selling Stockholder under this Agreement, including any costs and expenses payable by such Option Selling Stockholder pursuant to Section 4 hereof.

     Section 13. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

        Montgomery Securities
        600 Montgomery Street
        San Francisco, California 94111
        Facsimile:  (415) 249-5558
        Attention:  Richard A. Smith

with a copy to:

        Montgomery Securities
        600 Montgomery Street
        San Francisco, California 94111
        Facsimile:  (415) 249-5553
        Attention:  David A. Baylor, Esq.

If to the Company:

        Peritus Software Services, Inc.
        304 Concord Road
        Billerica, MA 01821
        (508) 670-0800

        Facsimile:  (508) 670-1172
        Attention:  President

If to the Selling Shareholders:

        Peritus Software Services, Inc., as Custodian
        304 Concord Road
        Billerica, MA 01821
        (508) 670-0800
        Facsimile:  (508) 670-11720

Any party hereto may change the address for receipt of communications by giving written notice to the others.

     Section 14. Successors. This Agreement will inure to the benefit of and binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

          Section 15. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

          Section 16. (a) Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

          (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

          Section 17. Failure of One or More of the Selling Shareholders to Sell and Deliver Common Shares. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Shareholder at the First Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Shareholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 4, 6, 8, and 9 hereof, the Company or the Selling Shareholders, or (ii) purchase the shares which the Company and other Selling Shareholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Shareholder pursuant to this Agreement at the First Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Shareholders, to postpone the First Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and Prospectus or any other documents or arrangement may be effected.

          Section 18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This

Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

          Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and Custodian the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                              Very truly yours,

                              PERITUS SOFTWARE SERVICES, INC.



                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:

                              SELLING SHAREHOLDERS


                              By:
                                 -------------------------------------------
                                    (Attorney-in-fact)


     The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in San Francisco, California as of the date first above written.

MONTGOMERY SECURITIES
WESSELS, ARNOLD & HENDERSON, L.L.C.
H.C. WAINWRIGHT & CO., INC.

Acting as Representatives of the
several Underwriters named in the
attached Schedule A.

By:  MONTGOMERY SECURITIES


By:
   --------------------------------
   Name:
   Title:

                                   SCHEDULE A

Underwriters                           Number of
                                       Firm Common
                                       Shares to be Purchased

Montgomery Securities................  [     ]
Wessels, Arnold & Henderson, L.L.C.    [     ]
H.C. Wainwright & Co., Inc. .........
[_____]..............................  [     ]
[_____]..............................  [     ]
[_____]..............................  [     ]
[_____]..............................  [     ]
[_____]..............................  [     ]

      Total..........................  3,500,000


                                                                      Schedule B

  Names and Addresses of     Certificates     Primary Shares    Secondary Shares
                             ------------
   Selling Shareholders       Deposited        to be Sold           to be Sold
   --------------------       ---------                             ----------

Bull HN Information
 Systems Inc.                                        360,000           265,000
300 Concord Road
Billerica, MA  01821

Dominic K. Chan*                                     300,000           200,000
c/o Peritus Software
 Services, Inc.
304 Concord Road
Billerica, MA  01821

Allen K. Deary*                                       20,000            30,000
c/o Peritus Software
 Services, Inc.
304 Concord Road
Billerica, MA  01821

Andrea C. Campbell                                    20,000            10,000
c/o Peritus Software
 Services, Inc.
304 Concord Road
Billerica, MA  01821

Adarsh K. Arora                                                         20,000
c/o Peritus Software
 Services, Inc.
304 Concord Road
Billerica, MA  01821

*Denotes Significant Shareholder.

                                                                      Schedule C
                                                                      ----------


Leon Stevens
Bernard Jordan

                                                                       EXHIBIT A

The final opinion in draft form will be attached as Exhibit A at the time this Agreement is executed.

     Opinion of counsel for the Company to be delivered pursuant to
Section 5(d) of the Underwriting Agreement.

     References to the Prospectus in this Exhibit A include any supplements
                                          ---------
thereto at the Closing Date.

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts.

          (ii) The Company has corporate power and authority to own and lease its properties and to conduct its business, as such properties and business are described in the Prospectus and to enter into and consummate the transactions contemplated by the Underwriting Agreement.

          (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction listed on Schedule A to the opinion.
     ----------

          (iv) Peritus Software Services Securities Corporation (the "U.S. Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts and has corporate power and authority to own and lease its properties (as known to such counsel) and to conduct its business as described in the Prospectus.

          (v) All of the issued and outstanding capital stock of the U.S. Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record by the Company. To the knowledge of such counsel, the outstanding shares of capital stock of the U.S. Subsidiary are owned free and clear or any security interest, mortgage, pledge, lien, encumbrance or any pending or threatened claim.

          (vi) The authorized, issued and outstanding Common Stock of the Company conforms, or when issued, delivered and paid for in accordance with the terms of the Underwriting Agreement will conform, in all material respects to the description thereof set forth in the Prospectus. All of the outstanding shares of Common Stock (including the shares of Common Stock owned by Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable. The form of certificate used to evidence the Common Stock, assuming it is in the form filed with the Commission, is in due and proper form and complies with all applicable requirements of the charter and by-laws of the Company and the Business Corporation Laws of the Commonwealth of Massachusetts.

          (vii) Except as described in the Prospectus, no shareholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the charter or by-laws of the Company or the Business Corporation Laws of the Commonwealth of Massachusetts or (ii) to the knowledge of such counsel, otherwise, except such rights that have been satisfied or waived.

          (viii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (ix) The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when certificates evidencing the Common Shares have been duly countersigned by the Company's transfer agent and registrar and delivered to the Underwriters, or upon the order of the Underwriters, against payment of the agreed consideration therefor in accordance with the provisions of the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

          (x) Each of the Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Securities Act. To the knowledge of such counsel, no stop order suspending the effectiveness of either of the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

          (xi) The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements, including the notes and schedules thereto, or any other financial, statistical or accounting information, or information relating to the Underwriters or the method of distribution of the Common Shares by the Underwriters, included therein, as to which no opinion need be rendered) complied as to form in all material respects with the applicable requirements of the Securities Act. In passing upon the form of such documents, such counsel is not passing upon the statements made therein and takes no responsibility therefor.

          (xii) The statements in the Prospectus under the captions "Risk Factors--Shares Eligible for Future Sale; Registration Rights," "Risk Factors--Potential Adverse Effects of Anti-Takeover Provisions; Possible Issuance of Preferred Stock," "Description of Capital Stock," "Shares Eligible for Future Sale," "Management--Employment Agreements," and "Management--Stock Plans," insofar as such statements constitute matters of law or legal conclusions, have been reviewed by such counsel and are correct in all material respects.

          (xiii) To the knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be described in the Registration Statement which are not described as required.

          (xiv) To the knowledge of such counsel, there are no contracts or documents required to be described in the Registration Statement or to be filed as exhibits thereto other than those described therein or filed as exhibits thereto.

          (xv) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company's execution and delivery of the Underwriting Agreement and consummation of the transactions contemplated thereby (other than as may be required under the Securities Act, applicable state or provincial securities or blue sky laws and from the NASD) except such as have been obtained or made.

          (xvi) The execution and delivery of the Underwriting Agreement by the Company and the consummation by the Company of the transactions contemplated thereby (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the charter or by-laws of the Company; or
     (iii) will not constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under any agreement or instrument to which the Company is a party which is listed as an exhibit to the Registration Statement.

          (xvii) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by the Underwriting Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an "investment company" within the meaning of Investment Company Act.

          (xviii) Except as disclosed in the Prospectus, to the knowledge of such counsel, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement, except for such rights as have been duly waived or satisfied.

          In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified in paragraph 12 above), and subject to the foregoing and based on such participation, nothing has come to their attention which would lead them to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or at the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements, including the notes and schedules thereto, or any other financial, statistical or accounting information, or information relating to the Underwriters or the method of distribution of the Shares by the Underwriters included in the Registration Statement or the Prospectus or any amendments or supplements thereto).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Business Corporation Laws of the Commonwealth of Massachusetts or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date or the Second Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                                                       EXHIBIT B

The final opinion in draft form will be attached as Exhibit B at the time this Agreement is executed.

     The opinion of such counsel pursuant to Section 5(h) shall be rendered to the Representatives at the request of the Company and shall so state therein. References to the Prospectus in this Exhibit B includes any supplements thereto
                                     ---------
at the Closing Date.

     (i) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

     (ii) The execution and delivery by such Selling Shareholder of, and the consummation by such Selling Shareholder of the transactions contemplated by, the Underwriting Agreement, and its Custody Agreement and its Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a default under, the charter or by-laws, partnership agreement, trust agreement or other organizational documents, as the case may be, of such Selling Shareholder, or, to such counsel's knowledge, violate or contravene any provision of law or regulation applicable to such Selling Shareholder, or violate, result in a breach of or constitute a default under the terms of any other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which it is bound, or any judgment, order or decree known to such counsel and specifically naming such Selling Shareholder of any court or any other governmental authority or agency having jurisdiction over such Selling Shareholder.

     (iii) To the knowledge of such counsel, such Selling Shareholder has good and valid title to all of the Common Shares which may be sold by such Selling Shareholder under the Underwriting Agreement and has the legal right and power, and all authorizations and approvals required [under its charter and by-laws,] [partnership agreement,] [trust agreement] [or other organizational documents, as the case may be,] to enter into the Underwriting Agreement and its Custody Agreement and its Power of Attorney, to sell, transfer and deliver all of the Common Shares which may sold by such Selling Shareholder under the Underwriting Agreement and to consummate the transactions contemplated by the Underwriting Agreement, its Custody Agreement and its Power of Attorney.

     (iv) Each of the Custody Agreement and Power of Attorney of such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid, irrevocable instrument legally sufficient for the purposes intended.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Business Corporation Laws of the Commonwealth of Massachusetts or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing

Date or the Second Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials and, in the case of Selling Shareholders that are natural persons, on representations made by such Selling Shareholders (including without limitation the representations of the Selling Shareholders in the Underwriting Agreement and their respective Custody Agreements).

                                                                       EXHIBIT C

__________, 1997

Montgomery Securities
Wessels, Arnold & Henderson, L.L.C.
H.C. Wainwright & Co., Inc.
     As Representatives of the Several Underwriters
c/o Montgomery Securities
600 Montgomery Street
San Francisco, California 94111

RE:  Peritus Software Services, Inc. (the "Company")
     --------------------------------

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Class A Common Stock and/or Class B Common Stock of the Company (these securities, along with the shares constituting the common stock of the Company after the consummation of the Offering (as defined herein), shall be hereinafter referred to as the "Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the representatives of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into an underwriting arrangement with the Company with respect to the Offering (the "Underwriting Agreement").

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of Montgomery Securities (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) by the undersigned (collectively, "Securities"), or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the Prospectus (as defined in the Underwriting Agreement. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

Notwithstanding the foregoing, the undersigned does not need to obtain the prior written consent of Montgomery Securities to transfer any or all of the Securities (i) included in the Registration Statement filed in connection with the Offering, (ii) by gift, will or intestacy, (iii) as a distribution, without receipt of consideration, to limited partners or shareholders or members (in the case of a limited liability company) of the undersigned, (iv) in the event the undersigned is an individual, to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that in the case of transfers under clauses (ii), (iii) and (iv), it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Securities subject to the provisions of this agreement, and there shall be no further transfer of such Securities except in accordance with this agreement.

It is understood that, if the Underwriting Agreement between the underwriters and the Company does not become effective by May 1, 1998, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the shares of Common Stock, you will release the undersigned from the obligations under this letter agreement.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.


----------------------------
Printed Name of Holder

By
  --------------------------
  Signature


----------------------------
Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)
     Representatives

                                                                       EXHIBIT D

The final opinion in draft form will be attached as Exhibit D at the time this Agreement is executed.

     Opinion of counsel for the Company to be delivered pursuant to Section 5(d) of the Underwriting Agreement.

     References to the Prospectus in this Exhibit D include any supplements
                                          ---------
thereto at the Closing Date.

          (i) Persist Service's Software, S.A. ("Persist") has been duly incorporated and is validly existing as a corporation in good standing under the laws of ________________.

          (ii) Persist has corporate power and authority to own and, lease and operate its properties and to conduct its business, as such properties and business are described in the Prospectus.

          (iii) Persist is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason or the ownership or leasing or property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

          (iv) Except as described in the Prospectus, all of the issued and outstanding capital stock of Persist has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record by the Company. To the knowledge of such counsel, the outstanding shares of capital stock of Persist are owned free and clear or any security interest, mortgage, pledge, lien, encumbrance or any pending or threatened claim.

                                                                       EXHIBIT E

The final opinion in draft form will be attached as Exhibit E at the time this Agreement is executed.

     Opinion of counsel for the Company to be delivered pursuant to Section 5(d) of the Underwriting Agreement.

     References to the Prospectus in this Exhibit E include any supplements
                                          ---------
thereto at the Closing Date.

          (i) Peritus Software Services (India) Private Ltd. ("Peritus (India)") has been duly incorporated and is validly existing as a corporation in good standing under the laws of ________________.

          (ii) Peritus (India) has corporate power and authority to own and, lease and operate its properties and to conduct its business, as such properties and business are described in the Prospectus.

          (iii) Peritus (India) is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason or the ownership or leasing or property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

          (iv) Except as described in the Prospectus, all of the issued and outstanding capital stock of Peritus (India) has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record by the Company. To the knowledge of such counsel, the outstanding shares of capital stock of Peritus (India) are owned free and clear or any security interest, mortgage, pledge, lien, encumbrance or any pending or threatened claim.

                                                                       EXHIBIT F

The final opinion in draft form will be attached as Exhibit F at the time this Agreement is executed.

     Opinion of patent counsel for the Company to be delivered pursuant to
Section 5(d) of the Underwriting Agreement.

     Such counsel is unaware of any facts which would preclude the Company from having clear title to U.S. Patent Application Serial No. ______, except as described in the Prospectus. Such counsel is unaware of any facts that indicate that the Company has not complied with the required duty of candor and good faith in dealing with the Patent and Trademark Office in connection with the prosecution of U.S. Patent Application Serial No. ______, including the duty to disclose to the PTO all information believed to be material to the patentability of such pending application. Such counsel has no knowledge of any patents or patent applications of third parties, which, if issued, would limit or prohibit the business now conducted or proposed to be conducted by the Company as described in the Prospectus, except as described therein.